Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 5, 2023, is entered into by and among (i) WeWork Inc., a Delaware corporation (the “Company”), (ii) the investors listed on the signature pages hereto as the “Ad Hoc Holders” (the “Ad Hoc Holders”), (iii) the investors listed on the signature pages hereto as the “SoftBank Holders” (the “SoftBank Holders”) and (iv) the other investors listed on the signature pages hereto (collectively with the Ad Hoc Holders, the SoftBank Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holders” and each a “Holder”).

RECITALS

WHEREAS, on March 17, 2023, the Company and certain of the Holders party hereto and certain other parties entered into that certain Transaction Support Agreement (as amended, waived or otherwise modified from time to time, the “TSA”) and that certain Securities Purchase and Commitment Agreement (as amended, waived or otherwise modified from time to time, the “SPA”), pursuant to which, among other things, the Company and certain of its subsidiaries agreed to consummate a series of refinancing transactions and issue a certain number of shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and other debt securities in connection therewith;

WHEREAS, on May 5, 2023, in accordance with the TSA and the SPA, (i) WeWork Companies LLC, a Delaware limited liability company (the “Issuer”), and WW Co-Obligor Inc., a Delaware corporation (together with the Issuer, the “Issuers”) consummated certain offers to exchange (the “Exchange Offers”) any and all of the Issuers’ 7.875% Senior Notes due 2025 and 5.00% Senior Notes due 2025, Series II, for certain combinations of new debt securities issued by the Issuers and shares of Class A Common Stock of the Company as set forth in that certain confidential offering memorandum and consent solicitation statement, dated as of April 3, 2023 (as amended, supplemented or otherwise modified from time to time, the “Offering Memorandum”), (ii) the Company and the Issuers entered into an Exchange Agreement with SVF II Aggregator (Jersey) LP, a limited partnership established in Jersey, SVF II WW Holdings (Cayman) Limited, a Cayman Islands exempted company, and SoftBank Vision Fund II-2 L.P., a limited partnership established in Jersey, pursuant to which, among other things, the parties thereto agreed to exchange the Issuers’ 5.00% Senior Notes due 2025, Series I, and the Issuers’ Senior Secured Notes due 2025 for certain combinations of new debt securities issued by the Issuers and shares of Class A Common Stock of the Company and (iii) the Company issued a certain number of shares of Class A Common Stock to the investor party to the SPA pursuant to the terms thereof (the foregoing transactions, collectively, the “Transactions”);

WHEREAS, in connection with the Transactions, the Company agreed to provide certain registration rights to (i) the Holders party hereto and (ii) certain other investors, other than a Holder, who received shares of Class A Common Stock in the Exchange Offers and who provide a duly completed Registration Form attached as Annex A to the Offering Memorandum to Epiq Corporate Restructuring, LLC no later than fifteen (15) Business Days after the issuance of such shares of Class A Common Stock in the Exchange Offers (such investors, collectively, the “Public Noteholders”);

WHEREAS, the Company is party to that certain Amended and Restated Registration Rights Agreement, dated as of October 20, 2021 (as amended or otherwise modified from time to time, the “Existing Registration Rights Agreement”), with certain investors party thereto, pursuant to which the Company granted such investors certain registration rights with respect to certain securities of the Company, as set forth therein; and

WHEREAS, on May 5, 2023, pursuant to Section 5.6 of the Existing Registration Rights Agreement, the Company obtained written consent from holders of a majority of the total registrable securities under the Existing Registration Rights Agreement to the entry into this Agreement and the performance of its obligations hereunder.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) either (A) could reasonably be expected to have a material adverse effect on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction or (B) relates to information the accuracy of which has yet to be determined by the Company or which is the subject of an ongoing investigation or inquiry; provided that the Company takes all action as necessary to as expeditiously as possible make such determination and conclude such investigation or inquiry.

“Affiliate” of any person shall mean any other person controlled by, controlling or under common control with such person. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” shall have the meaning given in the Preamble hereto.

“Anchor Investors” shall have the meaning given in the Existing Registration Rights Agreement.

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“Business Day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

“Block Trade” shall mean an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade.”

“BowX Investors” shall have the meaning given in the Existing Registration Rights Agreement.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Exchange Offers” shall have the meaning given in the Recitals hereto.

“Exchangeable Notes” shall mean the Second Lien Exchangeable Notes and the Third Lien Exchangeable Notes.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“First Registration Statement” shall have the meaning given in subsection 2.1.1.

“Form S-1 Registration Statement” shall have the meaning given in subsection 2.1.1.

“Form S-3 Shelf” shall have the meaning given in subsection 2.1.1.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Issuer” shall have the meaning given in the Recitals hereto.

“Issuers” shall have the meaning given in the Recitals hereto.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.2.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“Notices” shall have the meaning given in Article V.

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“Offering Memorandum” shall have the meaning given in the Recitals hereto.

“Permitted Transferee” shall have the meaning given in subsection 5.2.1.

“Piggy-back Registration” shall have the meaning given in subsection 2.2.1.

“Pro Rata” shall have the meaning given in subsection 2.2.2(a).

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Public Noteholders” shall have the meaning given in the Recitals hereto.

“Registrable Security” shall mean (a) any outstanding share of Class A Common Stock of the Company held by a Holder (and, solely for purposes of subsections 2.1.1 and 2.1.2 as to any Public Noteholder, held by a Public Noteholder) and initially issued in the Transactions, (b) any share of Class A Common Stock of the Company issuable upon exchange of the Exchangeable Notes, and (c) any other equity security of the Company issued or issuable with respect to any such share of Class A Common Stock referred to in the foregoing clauses (a) or (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, and new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without volume or other restrictions or limitations thereunder pursuant to Rule 144 promulgated under the Securities Act (together with any successor rule promulgated thereafter by the Commission, “Rule 144”) and as to which any legend restricting further transfer with regard to such securities has been removed; or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

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(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone, delivery and road show or other marketing expenses;

(d) reasonable fees and disbursements of counsel for the Company; and

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” shall have the meaning given in the definition of “Registrable Security.”

“Rule 415” shall have the meaning given in subsection 2.1.1.

“Second Lien Exchangeable Notes” shall mean the Issuers’ 11.000% (5.000% Cash/6.000% PIK) Second Lien Exchangeable Senior Secured PIK Notes due 2027.

“Second Registration Statement” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Settlement Date” shall have the meaning given in subsection 2.1.1.

“SPA” shall have the meaning given in the Recitals hereto.

“Third Lien Exchangeable Notes” shall mean the Issuers’ 12.000% Third Lien Exchangeable Senior Secured PIK Notes due 2027.

“Transactions” shall have the meaning given in the Recitals hereto.

“TSA” shall have the meaning given in the Recitals hereto.

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“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Notice” shall have the meaning given in the Existing Registration Rights Agreement.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including a Block Trade or on an underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Windmill Investors” shall have the meaning given in the Existing Registration Rights Agreement.

ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Initial Registration. The Company shall, use its reasonable best efforts to (a) file a Registration Statement (the “First Registration Statement”) under the Securities Act to register and permit the public resale of all the Registrable Securities held by the Holders party to this Agreement from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (“Rule 415”), no later than one (1) Business Day following the settlement date of the Exchange Offers (the “Settlement Date”), and (b) file a Registration Statement or an amendment to the First Registration Statement (the “Second Registration Statement”) under the Securities Act to register and permit the public resale of all the Registrable Securities held by the Public Noteholders from time to time as permitted by Rule 415, no later than twenty (20) Business Days following the Settlement Date, in each case on the terms and conditions specified in this subsection 2.1.1 and shall use its reasonable best efforts to cause each such Registration Statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than the earlier of (a) sixty (60) days following the filing date thereof if the Commission notifies the Company that it will “review” the applicable Registration Statement and (b) five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the applicable Registration Statement will not be “reviewed” or will not be subject to further review. Each Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be a shelf registration statement on Form S-1 (a “Form S-1 Registration Statement”) or, if Form S-3 is available to the Company, on Form S-3 (a “Form S-3 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder listed in the First Registration Statement and any Public Noteholder listed in the Second Registration Statement to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. The First Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall cause each Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by, (a) any Holder party to this Agreement, until the earlier of (i) the date on which all such Registrable Securities held by such Holder party to this Agreement

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have ceased to be Registrable Securities and (ii) the later of (x) three (3) years after the Settlement Date and (y) the date on which such Holder party to this Agreement ceases to hold at least 0.50% of the outstanding Class A Common Stock of the Company, or (b) the Public Noteholders, until the earlier of (i) the date on which all such Registrable Securities held by the Public Noteholders have ceased to be Registrable Securities and (ii) two (2) years after the Settlement Date. As soon as reasonably practicable following the effective date of a Registration Statement filed pursuant to this subsection 2.1.1, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, each Registration Statement filed pursuant to this subsection 2.1.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

2.1.2 Form S-3 Shelf. If the Company files a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall file a Form S-1 Registration Statement as promptly as reasonably practicable to replace the shelf registration statement that is a Form S-3 Shelf and have the Form S-1 Registration Statement declared effective as promptly as reasonably practicable and to cause such Form S-1 Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by, (a) any Holder party to this Agreement, until the earlier of (i) the date on which all such Registrable Securities held by such Holder party to this Agreement have ceased to be Registrable Securities and (ii) the later of (x) three (3) years after the Settlement Date and (y) the date on which such Holder party to this Agreement ceases to hold at least 0.50% of the outstanding Class A Common Stock of the Company, or (b) the Public Noteholders, until the earlier of (i) the date on which all such Registrable Securities held by the Public Noteholders have ceased to be Registrable Securities and (ii) two (2) years after the Settlement Date.

2.2 Piggy-back Registration.

2.2.1 Piggy-back Rights. If the Company proposes to conduct a registered offering of, or to file a Registration Statement under the Securities Act with respect to an offering of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (including pursuant to the Existing Registration Rights Agreement), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing stockholders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) for a dividend reinvestment plan, or (vi) for a Block Trade, then the Company shall give written notice of such proposed filing to all of the Holders as soon as practicable but not less than (a) with respect to an Underwritten Demand Notice under subsection 2.1.3 of the Existing Registration Rights Agreement, four (4) days after receipt of such Underwritten Demand Notice or (b) with respect to

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any other registration, (x) ten (10) days before the anticipated filing date of such Registration Statement or (y) in the case of an Underwritten Offering pursuant to a Form S-3 Shelf, ten (10) days before the anticipated filing date of the prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any, in such offering and (B) offer to all of the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggy-back Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-back Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggy-back Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggy-back Registration. If the managing Underwriter or Underwriters for an Underwritten Offering that is to be a Piggy-back Registration, in good faith, advises the Company and the holders of the Company’s securities participating in the Piggy-back Registration in writing that the dollar amount or number of the shares of Class A Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Class A Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to this Section 2.2, and (iii) the shares of Class A Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without materially adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration: (A) first, the Class A Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the securities of the Company held by BowX Investors and Windmill Investors exercising their rights to register such securities pursuant to subsection 2.2.1 of the Existing Registration Rights Agreement, if applicable, pro rata (such proportion is referred to herein as, “Pro Rata”) based on the respective number of such securities that each such BowX Investors and Windmill Investors have requested to be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent

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that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the securities of the Company held by the Anchor Investors exercising their rights to register such securities pursuant to subsection 2.2.1 of the Existing Registration Rights Agreement, if applicable, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Registrable Securities requested by the Holders pursuant to subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (E) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and (D), the Class A Common Stock or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights of other stockholders of the Company, Pro Rata, which can be sold without exceeding the Maximum Number of Securities.

(b) If the Registration is pursuant to a request by any other persons or entities, then the Company shall include in any such Registration (A) first, (x) the Class A Common Stock or other equity securities, if any, of such requesting persons or entities, which can be sold without exceeding the Maximum Number of Securities or (y) to the extent the Registration is made pursuant to subsection 2.1.3 of the Existing Registration Rights Agreement, as otherwise provided by subsection 2.1.5(i) of the Existing Registration Rights Agreement; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), (x) the securities of the Company held by BowX Investors and Windmill Investors exercising their rights to register such securities pursuant to subsection 2.2.1 of the Existing Registration Rights Agreement, if applicable, Pro Rata, which can be sold without exceeding the Maximum Number of Securities or (y) to the extent the Registration is made pursuant to subsection 2.1.3 of the Existing Registration Rights Agreement, as otherwise provided by subsection 2.1.5(ii) of the Existing Registration Rights Agreement; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the registrable securities of Anchor Investors exercising their rights to register their registrable securities pursuant to subsection 2.2.1 of the Existing Registration Rights Agreement, if applicable, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (E) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and (D), the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (F) sixth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C), (D) and (E), the Class A Common Stock or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities.

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2.2.3 Piggy-back Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggy-back Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggy-back Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggy-back Registration (or, in the case of an Underwritten Registration pursuant to Rule 415, prior to the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggy-back Registration used for marketing such transaction). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggy-back Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggy-back Registration prior to its withdrawal under this subsection 2.2.3.

2.3 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company in which any Holder is participating, if requested by the managing Underwriters, each such participating Holder that is in excess of ten percent (10%) of the outstanding Class A Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not transfer any shares of Class A Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the sixty (60)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:

3.1.1 prepare and file with the Commission such Registration Statement, amendments and post-effective amendments to such Registration Statement, and such supplements to the Prospectus, as are required pursuant to subsection 2.1.1 hereof or as may be reasonably requested by any Holder of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement for so long as required pursuant to subsection 2.1.1 hereof;

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3.1.2 prior to filing a Registration Statement or the Prospectus, or any amendment or supplement thereto, furnish without charge to each Holder of Registrable Securities included in such Registration, if any, and such Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as each Holder of Registrable Securities included in such Registration, if any, or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”);

3.1.3 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.4 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.5 promptly furnish to each Holder selling Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

3.1.6 advise each Holder selling such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus the initiation or threatening of any proceeding for such purpose and promptly use commercially reasonable efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

3.1.7 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each Holder selling Registrable Securities covered by such Registration Statement or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

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3.1.9 as promptly as practicable, notify the Holders at any time when a Prospectus relating to a Registration Statement covering Registrable Securities of such Holders is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include a Misstatement or such Prospectus, as supplemented or amended, shall comply with law;

3.1.10 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission); and

3.1.11 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that, other than as set forth in the definition of “Registration Expenses,” the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs, and all reasonable fees and expenses of any legal counsel representing any Holder.

3.3 Participation in Underwritten Offering.

3.3.1 No person or entity may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

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3.4 Suspension of Sales; Adverse Disclosure; Restriction on Registration Rights.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.2 Subject to this Section 3, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this subsection 3.4.2.

3.4.3 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to subsection 3.4.2 shall be exercised by the Company, in the aggregate, on not more than two occasions or for more than sixty (60) consecutive calendar days during any twelve-month period.

3.5 Covenants of the Company. As long as any Holder shall own Registrable Securities or shares of Class A Common Stock issued in connection with the Exchange Offers, the Company hereby covenants and agrees:

3.5.1 at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13 (a) or 15(d) of the Exchange Act. The Company further covenants that it shall use reasonable best efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such Class A Common Stock in connection with a sale under Rule 144 and providing or causing any customary opinions of counsel to be delivered to the transfer agent in connection with such removal as promptly as reasonably practical. The Company shall be responsible for the fees of the transfer agent associated with such issuance; and

3.5.2 In connection with a sale of Class A Common Stock held by a Holder registered pursuant to the shelf registration statement required by subsection 2.1.1, the Company shall cause the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such Class A Common Stock and provide or cause any customary opinions of counsel to be delivered to the transfer agent in connection with such removal in a reasonably prompt manner. The Company shall be responsible for the fees of the transfer agent associated with such issuance.

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ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein and (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Article IV; provided, that the indemnification contained in this Article IV shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities and expenses (including attorneys’ fees) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, the obligation to indemnify under this subsection 4.1.2 shall be several, not joint and several, among the Holders of Registrable Securities, and the total liability of a Holder under this subsection 4.1.2 shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

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4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article IV for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (a) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (b) the indemnifying party shall have failed within a reasonable period of time to assume such defense or, having assumed such defense, has not conducted the defense of such claim actively and diligently or (c) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them, in which case the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel, in addition to any local counsel (for the avoidance of doubt, for all indemnified parties in connection therewith). If such defense is assumed, (i) the indemnifying party shall keep the indemnified party informed as to the status of such claim at all stages thereof (including all settlement negotiations and offers), promptly submit to such indemnified party copies of all pleadings, responsive pleadings, motions and other similar legal documents and paper received or filed in connection therewith, permit such indemnified party and their respective counsels to confer with the indemnifying party and its counsel with respect to the conduct of the defense thereof, and permit indemnified party and its counsel a reasonable opportunity to review all legal papers to be submitted prior to their submission and (ii) the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault, culpability or failure to act on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation that shall be in form and substance satisfactory to such indemnified party.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

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4.1.5 If the indemnification provided under this Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by Pro Rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: WeWork Inc., 75 Rockefeller Plaza, 10th Floor, New York, New York, Attention: Chief Legal Officer, Email: #### and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

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5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company and the Holder of Registrable Securities, as the case may be, hereunder may not be assigned or delegated by the Company or the Holders of Registrable Securities, as the case may be, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to (1) an Affiliate thereof or (2) with respect to a transfer of Registrable Securities equal to at least 0.50% of the outstanding Class A Common Stock of the Company, to a third party pursuant to an exemption from the registration requirements of the Securities Act (other than Rule 144) (provided that a Holder may not effect more than two (2) transfers of Registrable Securities pursuant to this subclause (2) (each, a “Permitted Transferee”)), but only if such Permitted Transferee agrees to become bound by this Agreement; provided, further, that the Company shall not be required to file more than one (1) post-effective amendment or prospectus supplement, as applicable, to any Registration Statement per quarter and deliver more than one instruction letter to the Company’s transfer agent per quarter, in each case to reflect any such transfer.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.3 This Agreement shall not confer any rights, benefits or remedies on any persons that are not parties hereto (other than the Public Noteholders, but solely with respect to Section 2.1 and Article III).

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof

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that adversely affects one Holder or group of affiliated Holders, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or group of affiliated Holders so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. Other than pursuant to the Existing Registration Rights Agreement, the Company represents and warrants that no person, other than the Holders of the Registrable Securities, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person. Further, other than pursuant to the Existing Registration Rights Agreement, with respect to the parties hereto, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.7 Term. This Agreement shall terminate, with respect to any Holder party to this Agreement, on the earlier of (i) the date on which such Holder party to this Agreement no longer holds any Registrable Securities and (ii) the later of (x) three (3) years after the Settlement Date and (y) the date on which such Holder party to this Agreement ceases to hold at least 0.50% of the outstanding Class A Common Stock of the Company. The provisions of Sections 3.2 and 3.5 and Articles IV and V shall survive any termination.

5.8 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, to the fullest extent permitted by law, each of the parties agrees that, without posting bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action, claim or suit in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

5.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.

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5.10 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

WEWORK INC.

By:	/s/ Pamela Swidler
Name: Pamela Swidler
Title: Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary

[Signature Page to Registration Rights Agreement]

HOLDERS:

SVF II AGGREGATOR (JERSEY) L.P.,
Acting by its manager, SB Global Advisers
Limited

By:	/s/ Navneet Govil
Name:	Navneet Govil
Title:	Director

[Signature Page to Registration Rights Agreement]

SVF II WW HOLDINGS (CAYMAN) LIMITED

By:	/s/ Karen Ellerbe
Name:	Karen Ellerbe
Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

KING STREET CAPITAL, L.P.
KING STREET CAPITAL MASTER FUND, LTD.
KING STREET EUROPE MASTER FUND, LTD.
KSGDF HOLDINGS II, L.L.C.
KING STREET GLOBAL DRAWDOWN FUND, L.P.
KING STREET GLOBAL DRAWDOWN
OVERFLOW FUND, L.P.

By:	King Street Capital Management, L.P.
Its Investment Manager

By:	/s/ Bennett Kaufman
Name: Bennett Kaufman
Title: Chief Financial Officer

ROCKFORD TOWER CREDIT FUNDING I, LTD.

By:	Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

By:	/s/ Bennett Kaufman
Name: Bennett Kaufman
Title: Authorized Signatory

Address:
299 Park Avenue, 40th Floor New York, NY 10171

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

BlackRock Credit Alpha Master Fund, L.P.
By: BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel
50 Hudson Yards
New York, NY 10001 BlackRock Credit Strategies Fund By: BlackRock Advisors, LLC, its Investment Advisor

[Signature Page to Registration Rights Agreement]

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel
50 Hudson Yards
New York, NY 10001

[Signature Page to Registration Rights Agreement]

HC NCBR FUND
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc. 50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel 50 Hudson Yards
New York, NY 10001

[Signature Page to Registration Rights Agreement]

The Obsidian Master Fund
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc. 50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel 50 Hudson Yards
New York, NY 10001

[Signature Page to Registration Rights Agreement]

BLACKROCK GLOBAL EVENT PARTNERS
MASTER LTD
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc.
50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel
50 Hudson Yards
New York, NY 10001

[Signature Page to Registration Rights Agreement]

BLACKROCK STRATEGIC FUNDS—BLACKROCK GLOBAL EVENT DRIVEN FUND
By: BlackRock Investment Management, LLC, its Investment Adviser

By:	/s/ Christopher Murphy
Name: Christopher Murphy
Title: Authorized Signatory

Address for Notices:

BlackRock Financial Management, Inc. 50 Hudson Yards
New York, NY 10001

With a copy to (which shall not constitute notice):

BlackRock, Inc.
Office of General Counsel 50 Hudson Yards
New York, NY 10001

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Sculptor Master Fund, Ltd.
By: Sculptor Capital LP, its investment
manager
By: Sculptor Capital Holding Corporation, its
General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Address: 9 West 57th Street, 39th Floor
New York, NY 10009

[Signature Page to Registration Rights Agreement]

Sculptor Credit Opportunities Master Fund, Ltd.
By: Sculptor Capital LP, its investment manager
By: Sculptor Capital Holding Corporation, its
General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Address: 9 West 57th Street, 39th Floor
New York, NY 10009

[Signature Page to Registration Rights Agreement]

Sculptor SC II, LP
By: Sculptor SC GP, LP, its General Partner
By: Sculptor SC GP, LLC, its General Partner
By: Sculptor Capital Advisors LP, its Sole Member
By: Sculptor Capital Holdings Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

Address: 9 West 57th Street, 39th Floor
New York, NY 10009

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Brigade Capital Management, LP
As Investment Manager on Behalf of its Various
Funds and Accounts

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: Chief Financial Officer

Address:
399 Park Avenue | 16th Floor
New York, NY 10022

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Capital Research and Management Company,
for and on behalf of funds and accounts managed by it or its affiliates

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Address: 333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

[Signature Page to Registration Rights Agreement]

SILVER POINT CAPITAL FUND, L.P., by SILVER POINT CAPITAL, L.P., as its Investment Manager

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

SILVER POINT CAPITAL OFFSHORE MASTER FUND, L.P.,

by SILVER POINT CAPITAL, L.P., as its Investment Manager

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

SILVER POINT DISTRESSED OPPORTUNITY INSTITUTIONAL PARTNERS, L.P.,

by SILVER POINT DISTRESSED OPPORTUNITITES MANAGEMENT, LLC, as its Investment Manager

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

SILVER POINT DISTRESSED OPPORTUNITY INSTITUTIONAL PARTNERS MASTER FUND (OFFSHORE), L.P.,

by SILVER POINT DISTRESSED OPPORTUNITITES MANAGEMENT, LLC, as its Investment Manager

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

ARISTEIA CAPITAL, L.L.C., as Investment Manager

to the entities listed below

By:	/s/ William R. Techar
Name: William R. Techar
Title: Co-Chief Investment Officer
Managing Partner
Aristeia Capital, L.L.C.

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer
Aristeia Capital, L.L.C.

Legal Entities Managed or Advised by Aristeia Capital, L.L.C.
Aristeia Master, L.P.
ASIG International Limited
Blue Peak Limited
DS Liquid Div RVA ARST LLC
Windermere Cayman Fund Limited

[Signature Page to Registration Rights Agreement]

CUPAR GRIMMOND, LLC

By:	/s/ Badri Krishnamachari
Name: Badri Krishnamachari
Title: Authorized Representative

[Signature Page to Registration Rights Agreement]